SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 3, 2006

                       ALLIANCE DISTRIBUTORS HOLDING INC.
               (Exact name of Registrant as Specified in Charter)


(State of other Jurisdiction    (Commission File          (IRS Employer
     of Incorporation)               Number)            Identification No.)
          Delaware                 000-32319                33-0851302

                              1160 Commerce Avenue
                                 Bronx, New York
                    (Address of Principal Executive Offices)

                                      10462
                                   (Zip Code)

        Registrant's Telephone Number, Including Area Code: 718-536-2248


                                       N/A
               ---------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c ) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On October 3, 2006, the Company appointed Stephen Agress as its Executive Vice President and Chief Financial Officer under a two- year employment agreement ("Agreement") signed by the Company on that date. The Agreement provides for annual base compensation of $210,000 per annum. The Agreement also provides for insurance and other fringe benefits, and contains confidentiality and non-compete and non-interference provisions. The Company may terminate the Mr. Agress' employment under the agreement without Cause (as defined) at any time, provided that, in such case, the Company will, as severance, continue to pay to Mr. Agress an amount equal to his then base salary in normal payroll installments, subject to withholding, for six months or if less until September 30, 2008. In addition, the Company will pay Mr. Agress' cost of COBRA for the period during which severance is payable as aforesaid.

      The Company by separate letter granted to Mr. Agress an option effective on October 3, 2006 to purchase 100,000 shares of the Company's common stock under the Company's stock option plan at an exercise price of $0.18 per share. The option has a 10 year term, and vests in 12 equal installments on the last day of each of the 12 calendar quarters beginning with the calendar quarter that begins on October 1, 2006, but only so long as Mr. Agress is employed by the Company on the last day of such calendar quarter.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      Reference is made to Item 1.01 describing Mr. Agress' appointment as Executive Vice President and Chief Financial Officer of the Company.

      Stephen Agress was the Vice President - Finance and Chief Accounting Officer of Innodata Isogen, Inc. ("Innodata") from March 1998 to September 30, 2006, and served as its principal financial officer from May 2001 to December 2005. He served as Innodata's Corporate Controller from August 1995 until May 2001. Mr. Agress is a certified public accountant and was a senior audit manager in the TRADE Retail & Distribution Services Group at Deloitte & Touche LLP prior to his joining Innodata in 1995.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)   Exhibits


Exhibit No.                Description

10.01                      Form of Employment Agreement, filed herewith

10.02                      Alliance Distributors Holding Inc. 2004 Stock Plan.
                           Incorporated herein by reference from Exhibit
                           3.3 to the Company's Form 8-K filed on
                           November 23, 2004.

10.03                      Form of Stock Option Agreement, filed herewith

99.01                      Press Release dated October 5, 2006, filed herewith


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 5, 2006

                                      ALLIANCE DISTRIBUTORS HOLDING INC.


                                      By: /s/ Jay Gelman
                                          -----------------------------
                                          Name:  Jay Gelman
                                          Title: Chairman of the Board

EXHIBIT INDEX


Exhibit No.                Description
10.01                      Form of Employment Agreement, filed herewith

10.02                      Alliance Distributors Holding Inc. 2004 Stock Plan.
                           Incorporated herein by reference from Exhibit 3.3 to the Company's Form 8-K filed on November 23, 2004.

10.03                      Form of Stock Option Agreement, filed herewith

99.01                      Press Release dated October 5, 2006, filed herewith